Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint filing agreements. Each of the undersigned acknowledges that he or it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of October 25, 2013.

ATHYRIUM OPPORTUNITIES FUND (A) LP

By:	ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

	By:	ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, its General Partner

	By:	/s/ Christian Neira
	Name:	Christian Neira
	Title:	Authorized Signatory

ATHYRIUM OPPORTUNITIES FUND (B) LP

By:	ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

	By:	ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, its General Partner

	By:	/s/ Christian Neira
	Name:	Christian Neira
	Title:	Authorized Signatory

ATHYRIUM OPPORTUNITIES ASSOCIATES LP

By:	ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, its General Partner

By:	/s/ Christian Neira
Name:	Christian Neira
Title:	Authorized Signatory

ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC

By:	/s/ Christian Neira
Name:	Christian Neira
Title:	Authorized Signatory

ATHYRIUM CAPITAL MANAGEMENT, LLC

By:	/s/ Jeffrey A. Ferrell
Name:	Jeffrey A. Ferrell
Title:	Managing Partner

/s/ Jeffrey A. Ferrell
JEFFREY A. FERRELL

ATHYRIUM OPPORTUNITIES ADVISERS LLC

	By:	NB ALTERNATIVES ADVISERS LLC,
its Sole Member

	By:	/s/ Christian Neira
	Name:	Christian Neira
	Title:	Authorized Signatory

NB ALTERNATIVES ADVISERS LLC

By:	/s/ Christian Neira
Name:	Christian Neira
Title:	Authorized Signatory

NB ALTERNATIVES GP HOLDINGS LLC

By:	/s/ Christian Neira
Name:	Christian Neira
Title:	Authorized Signatory

NB ALTERNATIVES HOLDINGS LLC

By:	/s/ Christian Neira
Name:	Christian Neira
Title:	Authorized Signatory

NEUBERGER BERMAN AA LLC

By:	/s/ Andrew Komaroff
Name:	Andrew Komaroff
Title:	Authorized Signatory

NEUBERGER BERMAN GROUP LLC

By:	/s/ Andrew Komaroff
Name:	Andrew Komaroff
Title:	Authorized Signatory